Exhibit 99.1
Contacts:
Scott M. Tsujita
SVP Finance, Treasury & Investor Relations
Hypercom Corporation
Phone: 602-504-5161
Email: stsujita@hypercom.com
HYPERCOM CORPORATION ANNOUNCES FIRST
QUARTER 2006 FINANCIAL RESULTS
PHOENIX, May 4, 2006-Hypercom Corporation (NYSE: HYC) a leading global provider of electronic payment transaction solutions, today announced financial results for the three months ended March 31, 2006.
Revenue for the 2006 first quarter was $61.0 million, a 20.5% increase compared to $50.6 million of adjusted non-GAAP revenue in the same quarter last year. Revenue growth was primarily attributable to solid performance in our Mercosul and Latino product and service businesses, as well as moderate revenue improvement in the North America, EMEA, and Asia-Pacific markets.
Gross profit for the quarter was $23.5 million or 38.6% of revenue compared to adjusted non-GAAP gross profit of $19.5 million or 38.6% during the same quarter of 2005. Gross profit as a percentage of revenue can vary significantly depending upon the specific quarterly revenue mix of customers, products, and services; relative revenue contribution by geographic region; variation in manufacturing costs; and other factors.
Operating expenses for the first quarter of 2006 were $20.6 million compared to adjusted non-GAAP expenses of $25.3 million in the same prior year period. Excluding non-cash stock-based compensation expense in both comparative quarters, operating expenses were $19.8 million in the first quarter of 2006 compared to adjusted non-GAAP operating expenses of $25.1 million in the same quarter of 2005. The expense reduction of $4.7 million on a year-over-year basis is principally a result of management-driven 2005 business review actions, including management restructuring, headcount reduction, the off-shoring of select software research and development, and the elimination of redundant facilities and infrastructure, among other cost management activities.
Operating profit for the first quarter 2006, net of a charge of $0.9 million for non-cash stock-based compensation, was $2.9 million and represented an operating margin of 4.8%, compared to an adjusted non-GAAP operating loss of $5.8 million in the same quarter last year. Income before discontinued operations for the first quarter of 2006 was $2.8 million or $0.05 per diluted share, compared to an adjusted non-GAAP operating loss of $6.6 million or a loss of $0.13 per diluted share in the same quarter of 2005.
Hypercom classifies operating results related to its UK-based leasing business as discontinued operations as a result of management’s decision to sell the business to a third party. In the first quarter of 2006, Hypercom reported net income of $0.3 million from the UK-based leasing business. It is anticipated that this asset will be disposed of during the second quarter of 2006.

“The results of the first quarter reflect the efforts of the new Hypercom management team, driving a performance and market-focused strategy,” said Hypercom CEO William Keiper. “Our commitment to revenue growth and profitability, supported by five market-leading new product introductions thus far this year, has been clearly demonstrated. The year-over-year financial improvement is a direct result of the commitment and competitiveness of our dedicated global Hypercom team, and the continuing loyalty and confidence of our many industry partners.”
First quarter highlights included the introduction of the 32-bit, 7.1 ounce wireless Optimum M4100 Blade, universal contactless P4100 PIN Pad and Optimum L4200 and L4250 for multi-lane retail and financial markets. These recent additions to the Hypercom Optimum family of products significantly broaden the global market for Hypercom, represent a significant advance over the competition, and embody the high performance and high security of the Company’s Optimum product set.
The portable, handheld wireless M4100 Blade delivers high security payment and other transactions, features GPRS, Wi-Fi and Bluetooth® communications, a top of the line high contrast full-color signature capture touch screen and other state-of-the-art features for restaurants, delivery services and other businesses worldwide. Equally noteworthy is the handheld Optimum P4100 PIN Pad, the only universal contactless multi-application PIN entry device designed to meet the rigorous new PCI (Payment Card Industry) security standards and enable retailers to quickly and economically convert existing payment systems to benefit from the increase in PIN and contactless card transactions.
In addition, the Company introduced the first plug-and-play value-added POS application platform. The new Telco-grade network server appliance enables plug-and-play deployment of value-added applications for point-of-sale/point-of-service systems. The new appliance will come pre-loaded with application software and tools that allow remote configuration, eliminating the need for end-users or independent sales organizations (ISOs) to install, test, integrate, and configure software for their network.
Hypercom announced several new relationships during the quarter including:
•	Catuity, a leading gift and loyalty card provider, has integrated its product with Hypercom’s multi-application Optimum T4100 giving merchants the ability to use a single device to support payment, gift, and loyalty cards

•	EVO Merchant Services, the nations sixth largest non-bank credit card processor, has Class A certified the Optimum T4100, will market the multi-application device to its merchant base, and provide full support for the promotion of this high-speed IP-enabled terminal

•	U.S Bankcard Services Inc., a leading merchant service provider for credit card processing, has entered into an exclusive software agreement to offer U.S. retailers the first multi-language card payment terminal featuring Chinese and English graphics and text

•	Communications Intelligence Corp., the leader in biometric signature verification and a leading supplier of signature solutions, will license its SignatureOne™ suite of biometric and signature capture products to Hypercom, initially for incorporation into the 32-bit Optimum L4100 and L4250 products
Financial Measures
Adjusted non-GAAP financial results excluding certain charges in the prior year are presented in the attached reconciliation. These charges will be discussed in the Company’s Form 10-Q that will be filed with the Securities and Exchange Commission.
Conference Call
Hypercom’s conference call to discuss the financial results for the period ended March 31, 2006 will be held on Thursday, May 4, 2006 at 8:30 a.m. EST. The conference call will be simultaneously webcast at Hypercom’s Web site, www.hypercom.com and will also be available approximately seven days after the call has concluded in the Investor Relations section under “audio.archive”.
About Hypercom (www.hypercom.com)
Global payment technology leader Hypercom Corporation (NYSE: HYC) delivers a full suite of high security, end-to-end electronic payment products and services. The Company’s solutions address the high security electronic transaction needs of banks and other financial institutions, processors, large scale retailers, smaller merchants, quick service restaurants, and users in the transportation, healthcare, prepaid, unattended and many other markets. Hypercom solutions enable businesses in more than 100 countries to securely expand their revenues and profits.
Forward-Looking Statements
This press release includes statements that may constitute forward-looking statements that are subject to the safe harbor provisions of the Section 27A of the Securities Act of 1933 and Section 21G of the Securities Exchange Act of 1934. The words “believe”, “expect”, “anticipate”, “estimate”, “will”, and other similar expressions identify such forward-looking statements. These forward-looking statements include, among other things, statements regarding Hypercom’s anticipated financial performance, projections regarding future revenue, operating profits, net income, cash flows, gains or losses from discontinued operations and the performance and market acceptance of new products. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to documents filed by Hypercom with the Securities and Exchange Commission, specifically the most recent reports on Forms 10-K, 10-Q, and 8-K, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

Among the important factors or risks that could cause actual results to differ from those contained in the forward-looking statements in this press release are: the state of the competition in the payments processing industry in general; the commercial feasibility of new products, services, and market development initiatives; risks relating to the introduction of new products; projections regarding specific demand for our products and services; projections regarding future revenues, cost of sales, operating expenses, margins, cash flows, earnings, working capital and liquidity; the adequacy of our current facilities and management systems infrastructure to meet our operational needs; the status of our relationship with and condition of third parties upon whom we rely in the conduct of our business; the challenges presented by conducting business on an international basis; the sufficiency of our reserves for assets and obligations exposed to revaluation; our ability to identify and complete acquisitions and strategic investments and successfully integrate them into our business; the impact of current litigation matters, including the shareholder class action and shareholder derivative actions, on our business; our ability to dispose of our UK-based leasing business on terms and the timeframe acceptable to us; our ability to effectively hedge our exposure to foreign currency exchange rate fluctuations; risks associated with utilization of contract manufacturers of our products; industry and general economic conditions; and future access to capital on terms that are acceptable, as well as assumptions related to the foregoing.
The financial information contained in this press release should be read in conjunction with the consolidated financial statements and notes thereto included in Hypercom’s most recent reports on Form 10-K and 10-Q, each as it may be amended from time to time. Hypercom’s results of operations for the three months ended March 31, 2006 are not necessarily indicative of Hypercom’s operating results for any future periods. Any projections in this press release are based on limited information currently available to Hypercom, which is subject to change. Although any such projections and the factors influencing them will likely change, Hypercom is under no obligation, nor do we intend to, update the information, since Hypercom will only provide guidance at certain points during the year. Such information speaks only as of the date of this release.
The Company does not endorse any projections regarding future performance that may be made by third parties.
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Hypercom and Optimum and design are registered trademarks of Hypercom Corporation. All other trademarks are the property of their respective owners. HYCF

HYPERCOM CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
(Amounts in thousands, except per share data)	2006	2005
Net revenue:
Product and other	$51,041	$43,654
Services	9,928	6,779

Total net revenue	60,969	50,433

Costs of revenue:
Product and other	30,329	28,609
Services	7,121	5,287

Total costs of revenue	37,450	33,896

Gross profit	23,519	16,537

Operating expenses:
Research and development	5,994	7,258
Selling, general and administrative	14,615	20,187

Total operating expenses	20,609	27,445

Income (loss) from continuing operations	2,910	(10,908)
Interest income	947	557
Interest expense	(169)	(174)
Other expense	(16)	(45)
Foreign currency loss	(224)	(272)

Income (loss) before income taxes and discontinued operations	3,448	(10,842)
Provision for income taxes	(659)	(805)

Income (loss) before discontinued operations	2,789	(11,647)
Income from discontinued operations	349	2,007

Net income (loss)	$3,138	$(9,640)

Basic income (loss) per share:
Income (loss) before discontinued operations	$0.05	$(0.22)
Income from discontinued operations	0.01	0.04

Basic income (loss) per share	$0.06	$(0.18)

Diluted income (loss) per share:
Income (loss) before discontinued operations	$0.05	$(0.22)
Income from discontinued operations	0.01	0.04

Diluted income (loss) per share	$0.06	$(0.18)

Weighted average common shares:
Basic	52,804,000	52,391,115

Diluted	53,730,873	52,391,115

EBITDA from continuing operations	$4,601	$(9,528)

HYPERCOM CORPORATION
CONSOLIDATED BALANCE SHEETS

	March 31	December 31,
(Amounts in thousands)	2006	2005
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$46,911	$35,940
Marketable securities	61,107	57,951
Accounts receivable, net	46,240	48,852
Inventories	39,139	39,414
Prepaid expenses and other current assets	6,159	8,946
Deferred tax assets	598	122
Assets of discontinued operations held for sale	10,153	12,613

Total current assets	210,307	203,838
Property, plant and equipment, net	28,237	27,746
Intangible assets, net	3,129	3,503
Other long-term assets	4,193	3,827

Total assets	$245,866	$238,914

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,715	$17,721
Accrued payroll and related expenses	8,054	8,460
Accrued sales and other taxes	8,959	9,479
Accrued other liabilities	12,263	12,371
Deferred revenue	2,390	2,762
Income taxes payable	2,410	1,651
Current portion of long-term debt	8,261	8,355

Total current liabilities	62,052	60,799
Long-term debt	18	22
Deferred tax liabilities, net	785	341
Other long-term liabilities	5,840	6,978

Total liabilities	68,695	68,140
Stockholders’ equity	177,171	170,774

Total liabilities and stockholders’ equity	$245,866	$238,914

HYPERCOM CORPORATION
STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
(Amounts in thousands)	2006	2005
Cash flows from continuing operations:
Net income (loss) from continuing operations	$2,789	$(11,647)
Adjustments to reconcile net income (loss) from continuing operations to net cash provided by operating activities:
Depreciation/amortization	1,931	1,697
Amortization of deferred financing costs	4	4
Amortization of discount on short-term investments	(308)	(172)
Provision for bad debts	400	474
Write-down of excess and obsolete inventory	707	2,323
Provision for warranty and other product charges	181	1,026
Deferred income taxes	(34)	—
Non-cash stock compensation	867	215
Foreign currency (gain) loss	(359)	1,121
Other	32	441
Changes in operating assets and liabilities, net	3,715	6,923

Net cash provided by operating activities	9,925	2,405

Cash flows from investing activities:
Purchase of property, plant and equipment	(2,055)	(1,281)
Software development costs capitalized	—	(468)
Purchase of marketable securities	(66,848)	(32,318)
Proceeds from the sale or maturity of marketable securities	64,000	32,400

Net cash used in investing activities	(4,903)	(1,667)

Cash flows from financing activities:
Repayments of bank notes payable and other debt instruments	(92)	(161)
Proceeds from issuance of common stock	3,211	752
Purchase of treasury stock	(671)	—

Net cash provided by financing activities	2,448	591

Effect of exchange rate changes on cash	255	(76)

Net increase in cash flows from continuing operations	7,725	1,253
Net operating activities cash flows from discontinued operations	3,246	3,848
Cash and cash equivalents, beginning of period	35,940	23,445

Cash and cash equivalents, end of period	$46,911	$28,546

HYPERCOM CORPORATION
NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31, 2006	Three Months Ended March 31, 2005
(Amounts in thousands, except per share data)	GAAP	GAAP	Adjustments	Non-GAAP
Net revenue:
Product and other	$51,041	$43,654	$148	$43,802
Services	9,928	6,779	—	6,779

Total net revenue	60,969	50,433	148	50,581

Costs of revenue:
Product and other	30,329	28,609	(2,838)	25,771
Services	7,121	5,287	—	5,287

Total costs of revenue	37,450	33,896	(2,838)	31,058

Gross profit	23,519	16,537	2,986	19,523

Operating expenses:
Research and development	5,994	7,258	(456)	6,802
Selling, general and administrative	14,615	20,187	(1,673)	18,514

Total operating expenses	20,609	27,445	(2,129)	25,316

Income (loss) from continuing operations	2,910	(10,908)	5,115	(5,793)
Interest income	947	557	—	557
Interest expense	(169)	(174)	—	(174)
Other expense	(16)	(45)	—	(45)
Foreign currency loss	(224)	(272)	—	(272)

Income (loss) before income taxes and discontinued operations	3,448	(10,842)	5,115	(5,727)
Provision for income taxes	(659)	(805)	(61)	(866)

Income (loss) before discontinued operations	2,789	(11,647)	5,054	(6,593)
Income from discontinued operations	349	2,007	—	2,007

Net income (loss)	$3,138	$(9,640)	$5,054	$(4,586)

Basic income (loss) per share:
Income (loss) before discontinued operations	$0.05	$(0.22)	$0.09	$(0.13)
Income from discontinued operations	0.01	0.04	—	0.04

Basic income (loss) per share	$0.06	$(0.18)	$0.09	$(0.09)

Diluted income (loss) per share:
Income (loss) before discontinued operations	$0.05	$(0.22)	$0.09	$(0.13)
Income from discontinued operations	0.01	0.04	—	0.04

Basic income (loss) per share	$0.06	$(0.18)	$0.09	$(0.09)

Weighted average common shares:
Basic	52,804,000	52,391,115	52,391,115	52,391,115

Diluted	53,730,873	52,391,115	52,391,115	52,391,115

Note 1: Reconciliation of Non-GAAP Measures and EBITDA Presentation
This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in the statement of income, balance sheet, or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable GAAP measure. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
Non-GAAP operating results are presented in the earnings release because management believes that such supplemental information is of interest to its investors to reflect the current period operating results exclusive of material non-recurring items that may not be indicative of our core business operating results. The non-GAAP 2005 results and related non-GAAP adjustments are not intended to be considered in isolation, as a substitute for the actual 2005 results in this earnings release or presented in accordance with GAAP. Management has attempted to use a consistent method from quarter to quarter and year to year when computing the non-GAAP financial measures.
During the latter part of March 2005, a change in senior management was made at the Company. An interim Chief Executive Officer and interim Chief Financial Officer (collectively “Interim Management”) were appointed to replace the former Chief Executive Officer and Chief Financial Officer. The interim Chief Executive Officer, William Keiper, was appointed as the Company’s Chief Executive Officer and President on August 29, 2005 and a new Chief Financial Officer was appointed in October 2005. Interim Management commenced a comprehensive review of the Company’s financial performance; market strategy; products; product development and life cycle management; and employee, customer and vendor relationships (the “2005 Business Review”). The objective of the 2005 Business Review was to create a plan to improve profitability and customer relations, transition more rapidly to 32-bit technology products, rationalize operations and reorganize the Company’s corporate structure.
The following table sets forth charges recorded during the three month period ended March 31, 2005 in conjunction with the 2005 Business Review (in thousands):

2005 First
Quarter
Revenues and cost of revenues:
Warranty charges and product return accruals	$706
Inventory write-downs, primarily for product end-of-life decisions	2,132
Other	148

Revenues and cost of revenues total	2,986

Operating expenses and income taxes:
One-time termination benefits and related employment costs	1,543
Other	525

Operating expenses and income taxes total	2,068

$5,054

EBITDA is presented in the earnings release because management believes that it is a commonly used financial measure that is of interest to its investors. The Company defines EBITDA as earnings before interest, income taxes, depreciation, and amortization. EBITDA does not represent cash flow from operations, as defined by generally accepted accounting principles in the United States. EBITDA should not be considered as a substitute for net income or loss, or as an indicator of operating performance or whether cash flows will be sufficient to fund cash needs.
Below is a reconciliation of the loss before taxes and discontinued operations to EBITDA from continuing operations (amounts in thousands and unaudited):

	Three Months Ended March 31,
	2006	2005
Income (loss) before income taxes and discontinued operations	$3,448	$(10,842)
Depreciation and amortization	1,931	1,697
Interest, net	(778)	(383)

EBITDA from continuing operations	$4,601	$(9,528)